STOCK CANCELLATION AGREEMENT

To	Goldtown Investments Corp.
PH1 – 989 Beatty Street,
Vancouver, British Columbia, Canada V6Z 3C2

From	Blair Law
PH1 – 989 Beatty Street,
Vancouver, British Columbia, Canada V6Z 3C2

Date	October 2, 2007

The parties hereby agree to cancel 93,800,000 common shares purchased by Blair Law pursuant to the subscription agreement which I entered into with Goldtown Investments Corp. on April 26, 2006.

/s/ Blair Law
Blair Law

/s/ Blair Law
Goldtown Investments Corp.
Per: Blair Law